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                                                                  Exhibit 10.7

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

                  THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of this 21st day of November, 1996, between BLACK BOX CORPORATION OF PENNSYLVANIA, a Delaware corporation formerly known as Black Box Corporation (the "Borrower"), and MELLON BANK, N.A., a national banking association (the "Lender").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower and the Lender have entered into that certain Credit Agreement, dated as of May 6, 1994, as amended by that certain First Amendment to Credit Agreement, dated as of March 30, 1995, by that certain Second Amendment to Credit Agreement, dated as of August 1, 1995, by that certain Third Amendment to Credit Agreement, dated as of April 1, 1996, and by that certain Fourth Amendment to Credit Agreement, dated as of November 21, 1996 (as amended, the "Credit Agreement"); and

                  WHEREAS, the Borrower and the Lender have agreed to further amend the Credit Agreement as hereinafter set forth.

                  NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

                  1. Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto:

                  "Holding Company Guarantor" shall mean BBox Holding Company, a Delaware corporation.

                  "Holding Company Guaranty" shall mean that certain Guaranty and Suretyship Agreement, dated as of November 21, 1996, made by the Holding Company Guarantor in favor of the Lender, as amended, modified or supplemented from time to time.

                  2. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of "License Agreement", "Loan Documents" and "Loan Party" appearing therein and inserting the following definitions in lieu thereof:

                  "License Agreement" shall mean that certain Trademark/Service Mark License Agreement, dated as of October 1, 1992, between BB Technologies, Inc. and the Borrower, as amended by Amendment No. 1 to the Trademark/Service Mark License Agreement, dated as of December 21, 1993, by Amendment No. 2 to the Trademark/Service Mark License Agreement, dated as of May 6, 1994, and by Amendment No. 3 to the Trademark/Service Mark License Agreement, dated as of July 1, 1995, in substantially the form attached hereto as Exhibit E, and, subject to
         Section 7.14, as amended, modified or supplemented from time to time hereafter.

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                  "Loan Documents" shall mean this Agreement, the Revolving
         Credit Note, the Guaranty, the Holding Company Guaranty and all other agreements and instruments extending, renewing, refinancing or refunding any indebtedness, obligation or liability arising under any of the foregoing, in each case as the same may be amended, modified or supplemented from time to time hereafter.

                  "Loan Party" shall mean the Borrower, the Guarantor and the Holding Company Guarantor.

                  3. In order to correct a typographical error in the Third Amendment to Credit Agreement between the Borrower and the Lender (which mistakenly referenced Section 2.02 of the Credit Agreement), Section 2.03 of the Credit Agreement is hereby amended by deleting clause (c) in its entirety and inserting the following cause in lieu thereof:

                  (c) The interest rate Option or Options selected in accordance with Section 2.04(a) hereof and the principal amounts selected in accordance with Section 2.04(c) hereof of the Base Rate Portion and the ABS Rate Portion and each Funding Segment of the Euro-Rate Portion of such proposed Revolving Credit Loan; and

                  4. Section 4.15 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                           4.15. OWNERSHIP AND CONTROL. Schedule 4.15 hereof
                  states as of the date hereof the authorized capitalization of each Loan Party and the number of shares of each class of capital stock issued and outstanding of each Loan Party. All of the issued and outstanding shares of capital stock of the Borrower are owned beneficially and of record by the Holding Company Guarantor. All of the issued and outstanding shares of capital stock of the Holding Company Guarantor are owned beneficially and of record by the Guarantor. The outstanding shares of capital stock of each Loan Party have been duly authorized and validly issued and are fully paid and nonassessable. There are no options, warrants, calls, subscriptions, conversion rights, exchange rights, preemptive rights or other rights, agreements or arrangements (contingent or otherwise) which may in any circumstances now or hereafter obligate the Borrower to issue any shares of its capital stock.

                  5. Section 4.26 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                           4.26. REGULATORY STATUS. Neither the Borrower, the
                  Holding Company Guarantor, the Guarantor nor any

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                  Subsidiary of the Borrower, the Holding Company Guarantor or
                  the Guarantor is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Act of 1935, as amended, or (iii) a "public utility" within the meaning of the Federal Power Act, as amended.

                  6. Section 6.11 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                           6.11. CONSOLIDATED TAX RETURN. The Borrower shall
                  not, and shall not suffer any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person other than the Guarantor, the Holding Company Guarantor, the Borrower and their respective Subsidiaries.

                  7. Section 7.02 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                           7.02. CASH FLOW OF THE GUARANTOR. As of the last day
                  of each fiscal quarter, the ratio of (a) the Consolidated Net Income of the Guarantor, plus the amortization expense related to intangible assets of the Guarantor, the Holding Company Guarantor and the Borrower (without duplication), without giving effect, in the case of the Guarantor and its Subsidiaries, to reductions in income attributable to amortization of original issue discount with respect to the promissory notes of the Guarantor delivered pursuant to the Senior Subordinated Indenture, for the four (4) most recently completed fiscal quarters to (b) the aggregate Indebtedness of the Guarantor, the Holding Company Guarantor and the Borrower determined in accordance with GAAP (exclusive of principles of consolidation) shall not be less than .25 to 1.

                  8. Section 7.04 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                           7.04. INDEBTEDNESS. The Borrower shall not, and
                  shall not permit any Subsidiary of the Borrower to, at any time create, incur, assume or suffer to exist any Indebtedness, except:


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                           (a) Indebtedness to the Lender pursuant to this
                  Agreement and the other Loan Documents and Indebtedness pursuant to the Term Loan Documents;

                           (b) Indebtedness of the Borrower and its
                  Subsidiaries existing on the date hereof and listed in
                  Schedule 7.04 hereof, but not any extensions, renewals or refinancings thereof;

                           (c) Indebtedness for borrowed money incurred by the
                  Borrower and its Subsidiaries from time to time; PROVIDED, that the aggregate principal amount of such Indebtedness shall not exceed $3,000,000 at any time;

                           (d) Capitalized Lease Obligations of the Borrower
                  and its Subsidiaries in an aggregate amount not in excess of $5,000,000 at any one time, provided such Capitalized Leases are otherwise permitted by Section 7.12;

                           (e) Indebtedness for borrowed money incurred by the
                  Borrower and the Japanese Joint Venture in connection with the acquisition by the Borrower of the interest in the Japanese Joint Venture that the Borrower does not currently own; PROVIDED, that such Indebtedness shall not exceed an amount equal to $4,000,000, less the amount of any loans or advances to or investments in the Japanese Joint Venture as permitted by Section 7.06(f) hereof; and

                           (f) Indebtedness for borrowed money in the form of a
                  note or notes payable by the Borrower to the order of the Holding Company Guarantor issued in connection with a Stock Payment made to the Holding Company Guarantor to the extent permitted by Section 7.07 or in connection with the payment of interest with respect to any such note or notes, which note or notes (i) shall be in substantially the form attached hereto as Exhibit L or otherwise in form and substance satisfactory to the Lender and the Borrower, the Lender hereby agreeing that any such note or notes may have a stated term of seven (7) years, but be payable on demand and require the payment of interest on an annual basis, and (ii) shall be subordinated to the Revolving Credit Note on the terms identified in Exhibit J attached hereto;

                  PROVIDED, HOWEVER, that in no event shall the aggregate amount of the Indebtedness of the Subsidiaries of the Borrower exceed $3,000,000 at any time; PROVIDED, FURTHER, however, that, Indebtedness borrowed by the Borrower from any Affiliate shall be subordinated to the Revolving Credit Note on the terms identified in Exhibit J attached hereto.

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                  9. Section 7.06 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                           7.06. LOANS, ADVANCES AND INVESTMENTS. The Borrower
                  shall not, and shall not permit any Subsidiary of the Borrower to, at any time make or suffer to exist or remain outstanding any loan or advance to, OR purchase, acquire or own (beneficially or of record) any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other interest in, OR make any capital contribution to or other investment in, any other Person, except:

                           (a) The capital stock of a Subsidiary of the
                  Borrower owned on the date hereof and listed on Schedule 4.13 hereto and the matters set forth on Schedule 4.14 hereto;

                           (b) Loans or advances (i) so long as no Event of
                  Default or Potential Default shall have occurred and be continuing or shall occur after giving effect thereto, to Subsidiaries of the Borrower in an aggregate amount not in excess at any time of an amount equal to $10,000,000, or (ii) to the Guarantor for the purposes of paying in full the Indebtedness secured by the Senior Subordinated Indenture, and so long as no Event of Default or Potential Default shall have occurred and be continuing or shall occur after giving effect thereto, paying reasonable administrative costs and salaries of the Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business and to the Holding Company Guarantor, so long as no Event of Default or Potential Default shall have occurred and be continuing or shall occur after giving effect thereto, for the purposes of paying reasonable administrative costs and salaries of the Holding Company Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business; PROVIDED, that no loans or advances may be made pursuant to clause (ii) of this Section 7.06(b) (other than to the Guarantor for the purpose of paying in full the Indebtedness secured by the Senior Subordinated Indenture) if, after giving effect to such loan or advance, the aggregate amount of loans or advances made during any fiscal year of the Borrower, together with any Stock Payments made pursuant to Section 7.07(a) during such fiscal year, would exceed $1,500,000;

                           (c) So long as no Event of Default or Potential
                  Default shall have occurred and be continuing or shall occur after giving effect thereto, additional capital stock of any of the Subsidiaries listed on Schedule 4.13 hereto and additional interests with respect to those

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                  matters set forth on Schedule 4.14 hereto; PROVIDED, that the acquisition of such additional interests shall not require the expenditure of more than $4,000,000 in the aggregate;

                           (d) So long as no Event of Default or Potential
                  Default shall have occurred and be continuing or shall occur after giving effect thereto, investments in any other Person; provided, that (i) such Person is in the same or a similar line of business as the Borrower, (ii) the Borrower acquires all or substantially all of the assets of such Person (whether by acquisition of such assets or the stock of such Person) and (iii) the investment in any one (1) Person shall not exceed $5,000,000;

                           (e)  Cash Equivalent Investments; and

                           (f) Loans or advances to or investments in a
                  Subsidiary of the Borrower or the Japanese Joint Venture in connection with the acquisition by the Borrower of the interest in the Japanese Joint Venture that the Borrower does not currently own; provided, that such loans, advances and investments shall not exceed in the aggregate an amount equal to $4,000,000, less the amount of any Indebtedness incurred in connection with such acquisition as permitted by Section 7.04(e).

                  10. Section 7.07 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                           7.07. DIVIDENDS AND RELATED DISTRIBUTIONS. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, declare, or make any Stock Payment, except as follows:

                           (a) So long as no Event of Default or Potential
                  Default shall have occurred and be continuing or shall occur after giving effect thereto, Stock Payments to the Holding Company Guarantor for the purposes of paying reasonable administrative costs and salaries of the Holding Company Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business and of making Stock Payments to the Guarantor for the purposes of paying reasonable administrative costs and salaries of the Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business; provided, that no Stock Payment pursuant to this Section 7.07(a) may be made if, after giving effect to such Stock Payment, the aggregate amount of Stock Payments made during any fiscal year of the Borrower, together with any loans and advances made pursuant to Section 7.06(b)(ii) (other than to the


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                  Guarantor for the purpose of paying in full the Indebtedness secured by the Senior Subordinated Indenture) during such fiscal year, would exceed $1,500,000;

                           (b) So long as no Event of Default or Potential
                  Default shall have occurred and be continuing or shall occur after giving effect thereto, Stock Payments to the Holding Company Guarantor for the purpose of making Stock Payments to the Guarantor for the purpose of making Stock Payments to the extent permitted by Section 5.03 of the Guaranty;

                           (c) Stock Payments to the Holding Company Guarantor
                  for the purpose of making Stock Payments to the Guarantor for the purpose of repaying certain Indebtedness of the Guarantor to the Borrower in the principal amount of $43,670,000;

                           (d) Stock Payments to the Holding Company Guarantor
                  so long as the proceeds thereof shall be loaned to the Borrower as permitted by Section 7.04 hereof; and

                           (e) A Subsidiary of the Borrower may declare and
                  make Stock Payments if all of the capital stock of such Subsidiary is owned by the Borrower or by a direct or indirect wholly-owned Subsidiary of the Borrower.

                  11. Section 7.12 of the Credit Agreement is hereby deleted in its entirety and the following Section is hereby inserted in lieu thereof:

                           7.12. CAPITAL EXPENDITURES. The Borrower shall not,
                  and shall not permit any Subsidiary of the Borrower to, make any Capital Expenditures on or after the date hereof, except for Capital Expenditures not in excess of $3,500,000 in the aggregate by the Guarantor, the Holding Company Guarantor, the Borrower and their respective Subsidiaries in any fiscal year.

                  12. Section 8.01 of the Credit Agreement is hereby amended by deleting clause (c) in its entirety and inserting the following clause in lieu thereof:

                           (c) Any Loan Party shall default in the performance
                  or observance of any material covenant, agreement or duty under this Agreement, the Guaranty, the Holding Company Guaranty or any other Loan Document.

                  13. Section 8.01 of the Credit Agreement is hereby amended by deleting clause (l) in its entirety and inserting the following clause in lieu thereof:


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                           (l) The Guaranty, the Holding Company Guaranty or
                  any provision of either thereof shall cease to be in full force and effect, the Guarantor shall deny or disaffirm its obligations under the Guaranty, or the Holding Company Guarantor shall deny or disaffirm its obligations under the Holding Company Guaranty.

                  14. Section 8.01 of the Credit Agreement is hereby amended by deleting clause (m) in its entirety and inserting the following clause in lieu thereof:

                           (m) The Guarantor shall cease to own one hundred
                  percent (100%) of the outstanding capital stock of the Holding Company Guarantor or the Holding Company Guarantor shall cease to own one hundred percent (100%) of the outstanding capital stock of the Borrower.

                  15. Section 9.13 of the Credit Agreement is hereby amended by deleting clause (b)(iv) in its entirety and inserting the following clause in lieu thereof:

                           (iv) the Lender may enter into any amendment to this
                  Agreement or to any of the other Loan Documents without the prior consent of any such Participant, except any amendment which would (A) increase the Revolving Credit Committed Amount, (B) extend the maturity of the principal of or any interest on any amount owed to the Lender by the Borrower under this Agreement or any of the other Loan Documents, (C) reduce the principal amount of or the rate of interest on any amount owed to the Lender by the Borrower under this Agreement or any of the other Loan Documents, (D) waive any Event of Default under this Agreement, (E) release the Guarantor from any obligation under the Guaranty, or (F) release the Holding Company Guarantor from any obligation under the Holding Company Guaranty.

                  16. Schedules 4.01, 4.13 and 4.15 to the Credit Agreement are hereby replaced by Schedules 4.01, 4.13 and 4.15 attached hereto.

                  17. This Amendment and the Second Amendment to Guaranty of even date herewith between Guarantor (as defined in the Credit Agreement) and Lender are subject to the satisfaction of each of the following conditions precedent:

                           (a) HOLDING COMPANY GUARANTY. The Lender shall have
                  received from the Holding Company Guarantor (as defined in the Amendment), the Holding Company Guaranty (as defined in the Amendment) substantially in the form of Exhibit A hereto, duly executed on behalf of the Holding Company Guarantor.

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                           (b) CAPITALIZATION, ETC. The corporate and capital
                  structure of the Holding Company Guarantor, the articles of incorporation and by-laws of the Holding Company Guarantor, and the terms, conditions, amounts and holders of all equity, debt and other indebtedness, obligations and liabilities of the Holding Company Guarantor, shall be satisfactory to the Lender.

                           (c) CORPORATE PROCEEDINGS. The Lender shall have
                  received a certificate executed by the Secretary or Assistant Secretary of the Holding Company Guarantor dated as of the date of this Amendment as to (i) true copies of the articles of incorporation and by-laws of the Holding Company Guarantor in effect on such date, (ii) true copies of all corporate action taken by the Holding Company Guarantor relative to the Holding Company Guaranty and (iii) the incumbency and signature of the officers of the Holding Company Guarantor executing the Holding Company Guaranty, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary. The Lender shall have received a certificate from the Secretary of State of the State of Delaware dated not more than thirty (30) days before the date of this Amendment showing the good standing of the Holding Company Guarantor in the State of Delaware.

                           (d) LEGAL OPINION OF COUNSEL TO THE HOLDING COMPANY
                  GUARANTOR. The Lender shall have received an opinion addressed to the Lender, dated the date of the Amendment, of counsel to the Holding Company Guarantor as to such matters as may be requested by the Lender and in form and substance satisfactory to the Lender.

                           (e) FEES, EXPENSES, ETC. The Borrower shall have
                  paid all out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of the Amendment, the Holding Company Guaranty and the other documents executed in connection with the transactions contemplated thereby, including without limitation attorney's fees and costs.

                  18. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  19. Except as specifically amended by this Amendment, the terms and conditions of the Credit Agreement shall remain in full force and effect and shall be binding upon the parties hereto and their respective successors and assigns.

                  20. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first above written.

                                    BLACK BOX CORPORATION OF PENNSYLVANIA

                                    By: /s/ FREDERICK C. YOUNG
                                       ---------------------------
                                    Title:  Vice President


                                    MELLON BANK, N.A.

                                    By: /s/ MARK LATTERNER
                                       --------------------------
                                    Title: Asst. Vice President

              [Signatures to Fifth Amendment to Credit Agreement]


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                              CONSENT OF GUARANTOR

                  BLACK BOX CORPORATION, a Delaware corporation formerly known as MB Communications, Inc., the Guarantor under that certain Guaranty and Suretyship Agreement (the "Guaranty"), dated as of May 6, 1994, made by the Guarantor in favor of Mellon Bank, N.A., hereby consents to the within Fifth Amendment to Credit Agreement and confirms and reaffirms its obligations under the Guaranty.

                                        BLACK BOX CORPORATION

                                        By: /s/ FREDERICK C. YOUNG
                                            --------------------------
                                        Title:  Vice President


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